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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of Earliest Event Reported) June 16, 2005
         --------------------------------------------------------------

                                ABLE ENERGY, INC.
                                -----------------
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                   001-15035                 22-3520840
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(State or Other Jurisdiction        (Commission             (I.R.S. Employer
       of Incorporation)            File Number)           Identification No.)


  198 Green Pond Road, Rockaway, New Jersey                        07866
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   (Address of Principal Executive Offices)                      (Zip Code)


                                 (973) 625-1012
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 16, 2005, we entered into a Stock Purchase Agreement ("Purchase Agreement") with all of the shareholders (the "Sellers") of All American Plazas, Inc. ("All American") in connection with our acquisition of All American. The transaction is expected to be consummated in August 2005, upon receipt of the required approval by our stockholders, as discussed herein.

All American, which is headquartered in Myerstown, Pennsylvania, is in the business of owning, operating and developing truck stops. Its operations include, but are not limited to, the ancillary merchandising of rights, products, and other goods and services. All American operates 11 multi-service truck stops in the United States that sell diesel fuel and related services to approximately 5,000 trucking accounts and other independent consumers. Its operations are located at primary interchanges servicing major truck routes in the northeast region of the United States, and its facilities, known as "All American Plazas," offer a broad range of products, services, and amenities, including diesel fuel, gasoline, home-style restaurants, truck preventive maintenance centers, and retail merchandise stores that market primarily to professional truck drivers and other highway motorists.

Audited financial statements provided to us by All American show revenues of $124,395,490 and a loss of $901,266 for the year ended September 30, 2003. Draft audited financial statements provided to us for the year ended September 30, 2004 show revenues of $131,017,165 and net income of $54,286. We also received unaudited financial statements for the six months ended March 31, 2005 showing revenues of $68,089,822 and a loss of $158,625. A complete description of All American's business and full financial statements will be included in the proxy statement for the contemplated stockholders' meeting with respect to the acquisition.

All American currently owns 41% of our outstanding shares. In addition, one of our directors, Gregory D. Frost, formerly served as a director and the General Counsel of All American until his resignation on March 31, 2005.

PURCHASE PRICE

At the closing, we will deliver to the Sellers 11,666,667 shares of our restricted common stock, par value $.001 per share, at $3.00 per share for an aggregate purchase price of $35,000,000. In addition, at the closing, we will deliver to certain of the Sellers a number of shares of our restricted common stock equal to the number of shares of our common stock owned by All American as of the closing date.

The Sellers have caused All American to enter into a term sheet dated June 6, 2005 with a third party institutional lender to refinance All American's debt and provide All American with certain working capital. The term sheet provides that the loan will be in the amount of approximately $35,000,000, at an interest rate of 30-day LIBOR plus spread (adjustable rate), which is equivalent to the Prime Rate + 1.75%, with a 25-year term and a 25-year amortization schedule. All American will secure the loan with a first mortgage on all of its properties, including improvements thereto. The financing is subject to customary closing conditions and is expected to be consummated on July 31, 2005. In the event that All American completes such financing on or before December 31, 2005, we have agreed to pay an additional $10,000,000 to the Sellers, payable in shares of our restricted common stock at $3.00 per share.

REPRESENTATIONS AND WARRANTIES

The Purchase Agreement contains representations and warranties of the Sellers and us, as applicable, relating to, among other things, (a) proper corporate organization and similar corporate matters, (b) title and capitalization, (c) authority to enter into the Purchase Agreement, absence of conflicts and consents, (d) related party transactions and payments, (e) taxes, (f) absence of undisclosed liabilities, (g) investor eligibility and other related matters, (h) intellectual property, (i) contracts, (j) title and condition of assets, (k) absence of certain changes and events, (l) employee and employee benefit matters, (m) compliance with legal requirements and government authorization,
(n) legal proceedings and orders, (o) environmental matters and (p) insurance. The Sellers have represented and warranted that they will own all of the stock of All American as of the closing.

COVENANTS AND CONDITIONS TO CLOSING

The Sellers have agreed to cause All American to continue to operate its business in the ordinary course prior to the closing. Each party has also agreed to obtain all necessary approvals, including governmental approvals.

Consummation of the transaction is conditioned on the approval of our stockholders at a special meeting called for the purpose of approving the Purchase Agreement and related transactions. In addition, the Purchase Agreement is conditioned upon: (i) the accuracy of the parties' representations and warranties as of the closing date and the absence of material adverse changes on the parties' business, finances or operations taken as a whole following closing; (ii) the performance of and compliance with all of the covenants and obligations by the parties pursuant to the Purchase Agreement at or prior to the Closing, including the delivery of certain required documents; (iii) the parties having obtained the requisite third-party consents; (iv) the absence of claims by third parties regarding the ownership of the All American shares or the entitlement to a portion of the purchase price; and (v) the absence of any injunction or other order that prohibits the sale of the shares by the Sellers.

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EMPLOYEE MATTERS

Subsequent to the closing, we have agreed to use our best efforts to retain a majority of the present full-time employees of All American at such employee's current position, and pay compensation to each person who was employed as of the closing date and who continues to be employed by All American on or after the closing date at least equal to the aggregate compensation that such person was receiving from All American prior thereto. Employees and/or directors, former employees and directors, if applicable, of All American will receive credit for years of service with All American for employee benefit plan vesting and eligibility purposes.

INDEMNIFICATION

The Sellers jointly, in proportion to their percentage ownership in All American indemnify and hold harmless All American and us for any loss, liability, claim, damage or expense (including attorneys' fees) arising, directly or indirectly, from or in connection with any breach of any representation, warranty, covenant or obligation of the Sellers in the Purchase Agreement or any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with either the Sellers or All American in connection with any of the contemplated transactions. We will indemnify and hold harmless the Sellers for any damages arising, directly or indirectly, from or in connection with any breach of any representation, warranty, covenant or obligation of ours in the Purchase Agreement, or in any certificate delivered by us pursuant to the Purchase Agreement, or any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such person with us in connection with any of the contemplated transactions.

After the closing, the Sellers will have no liability (for indemnification or otherwise) with respect to the breach of any representation or warranty, unless on or before the date which is two years from the closing date (with certain exceptions), we notify Sellers of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by us.

The parties will have no liability (for indemnification or otherwise) until the total of all damages claimed by such party exceeds 1% of the purchase price and then only for the amount by which such damages exceed such amount. Furthermore, the maximum aggregate liability of the parties under the Purchase Agreement shall be 50% of the amount of the Purchase Price. The Sellers' liability hereunder shall be further reduced to the extent the loss is covered by insurance, reimbursable through government programs or provides All American or us with any reduction in taxes or other operating costs or any other economic benefit.

TERMINATION

The Purchase Agreement may be terminated at any time, but not later than the closing, as follows:

     (i) By either party in the event of a material breach of any representation, warranty or obligation contained in the Purchase Agreement if such breach has not been waived or may not be cured within 30 days written notice of such breach;

     (ii) By either party if any conditions contained in the Purchase Agreement has not been fulfilled, absent a waiver; or

     (iii) By mutual consent of the parties.

ASSIGNMENT

Neither party may assign any of its rights under the Purchase Agreement without the prior consent of the other party, except that we may assign any of our rights under the Purchase Agreement to any of our subsidiaries.

FAIRNESS OPINION

Ehrenkrantz King Nussbaum Inc. ("EKN") acted as our financial advisor in connection with the All American acquisition. EKN delivered its written opinion to our Board of Directors on June 15, 2005, which stated that, as of such date, and based upon and subject to the assumptions made, matters considered, and limitations on its review as set forth in the opinion the consideration to be paid in the acquisition is fair, from a financial point of view, to our stockholders.

RECENT ALL AMERICAN FINANCING

As previously disclosed in our Current Report on Form 8-K, dated June 7, 2005, and filed with the Securities and Exchange Commission on June 10, 2005, All American recently consummated a financing that, if the acquisition of All American is consummated, will impact us. The recently completed refinancing by All American allowed All American to pay off approximately $3,000,000 in existing debt and provided All American with approximately $2,000,000 in working capital.

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The following description of the terms of All American's refinancing is qualified in its entirety by the terms and provisions contained in the financing documentation included in the Current Report on Form 8-K, dated June 7, 2005, and filed with the Securities and Exchange Commission on June 10, 2005, as Exhibits 99.1 through 99.7.

Pursuant to the terms of the Securities Purchase Agreement dated June 1, 2005 (the "Agreement") among All American and certain purchasers identified therein (collectively, the "Purchasers"), the Purchasers loaned All American an aggregate of $5,000,000, evidenced by Secured Debentures also dated June 1, 2005 (the "Debentures"). The Debentures shall be repaid within two years from the date of issuance, subject to the occurrence of an event of default, with interest payable at the rate per annum equal to LIBOR for the applicable interest period, plus 4% payable on a quarterly basis on April 1st, July 1st, October 1st and January 1st, beginning on the first such date after the date of issuance of the Debentures. The loan is secured by real estate property owned by All American in Pennsylvania and New Hampshire. In addition, in the event that we do not complete the acquisition of All American prior to the expiration of the 12-month anniversary of the Agreement, All American shall be considered in default of the loan. Pursuant to the Additional Investment Right (the "AIR Agreement") among All American and the Purchasers, the Purchasers may loan All American up to an additional $5,000,000 on the same terms and conditions as the initial $5,000,000 loan, except for the conversion price of the debentures.

If we consummate the acquisition of All American, upon such consummation, we will assume the obligations of All American under the Agreement, the Debentures and the AIR Agreement through the execution of a Securities Assumption, Amendment and Issuance Agreement, Registration Rights Agreement, Common Stock Purchase Warrant Agreement and Variable Rate Secured Convertible Debenture Agreement, each between the Purchasers and us (the "Able Energy Transaction Documents"). Such documents provide that All American shall cause the real estate collateral to continue to secure the loan, until the earlier of full repayment of the loan upon expiration of the Debentures or conversion by the Purchasers of the Debentures into shares of our common stock at a conversion rate of the lesser of (i) the purchase price paid by us for each share of All American common stock in the acquisition, or (ii) $3.00, (the "Conversion Price"), subject to further adjustment as set forth in the Able Energy Transaction Documents. However, the Conversion Price with respect to the AIR Agreement shall be $4.00. In addition, the Purchasers shall have the right to receive five-year warrants to purchase 2,500,000 of our common stock at an exercise price of $3.75 per share. Pursuant to the Able Energy Transaction Documents, we shall also have an optional redemption right (which right shall be mandatory upon the occurrence of an event of default) to repurchase all of the Debentures for 125% of the face amount of the Debentures plus all accrued and outstanding interest and expenses, as well as a right to repurchase all of the Debentures in the event of the consummation of a new financing in which we sell securities at a purchase price that is below the Conversion Price. It is currently contemplated that if the Able/All American transaction is consummated, the stockholders of All American will escrow a sufficient number of shares to satisfy the conversion of the $5,000,000 in outstanding Debentures in full.

Pursuant to the Registration Rights Agreement among the parties, if we consummate the acquisition of All American, the Purchasers shall have demand registration rights with respect to all shares of our common stock obtained by them through the conversion of the Debentures. The Purchasers shall also have an additional investment right, for a period of nine months after the initial registration statement filed by us with the Securities and Exchange Commission (the "SEC") is first declared effective by the SEC, to purchase units consisting of convertible debentures in the aggregate amount of up to $14,000,000 (the "Additional Debentures") and common stock purchase warrants equal to 50% of the face amount of such Additional Debentures (the "Additional Warrants"). The conversion price of the Additional Debentures shall be $6.50 per share of common stock with respect to the first $7,000,000 of Additional Debentures purchased, and 80% of the average weighted price of our common stock during the 20 trading days immediately prior to the Purchasers' election to purchase the Additional Debentures, with respect to the remaining $7,000,000. The Additional Warrants shall have a five- year term and an exercise price of 110% of the conversion price. In the event of the occurrence of a default with respect to the Additional Debentures, we shall have identical redemption rights to those described in the immediately preceding paragraph.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

     The following exhibits are furnished with this report:

     Exhibit No.       Description
     -----------       -----------

     10.1 Stock Purchase Agreement, by and between the Sellers and us, dated as of June 16, 2005.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          ABLE ENERGY, INC.

                                          BY:     /s/ Christopher P. Westad
                                                  -------------------------
                                          Name:   Christopher P. Westad
                                          Title:  President and Interim Chief
                                                  Executive Officer

Date: June 16, 2005